UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 17, 2015

PARAMOUNT GOLD AND SILVER CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33630	20-3690109
(Commission File Number)	(IRS Employer Identification No.)

665 Anderson Street

Winnemucca, Nevada

89445

(Address of Principal Executive Offices)

(775) 625-3600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[    ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The information disclosed under Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

On April 17, 2015, Paramount Gold and Silver Corp. (“Paramount” or the “Company”) entered into the previously disclosed separation and distribution agreement (the “Separation Agreement”) with its wholly owned subsidiary, Paramount Gold Nevada Corp. (“SpinCo”), to effect the separation of SpinCo from the Company, and to provide for the allocation between the Company and SpinCo of the Company’s and SpinCo’s assets, liabilities and obligations attributable to periods prior to, at and after the separation.

The foregoing description of the Separation Agreement is not a complete description of all of the parties’ rights and obligations under the Separation Agreement. The above description is qualified in its entirety by reference to the Separation Agreement, which is filed as Exhibit 2.3 hereto and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously announced, Paramount entered into the Agreement and Plan of Merger, dated as of December 16, 2014 (the “Original Merger Agreement”), which was amended by the Amendment to Agreement and Plan of Merger dated March 3, 2015 (the “Amendment” and, together with the Original Merger Agreement, the “Merger Agreement”), with Coeur Mining, Inc. (“Coeur”), Hollywood Merger Sub, Inc., a wholly-owned subsidiary of Coeur (“Merger Sub”), Paramount, and Paramount Nevada Gold Corp., a wholly-owned subsidiary of Paramount that was subsequently merged with and into its direct subsidiary SpinCo. On April 17, 2015, pursuant to the terms and conditions of the Merger Agreement, Paramount spun off SpinCo to its stockholders (the “Spin-Off”) and Merger Sub merged with and into Paramount, with Paramount continuing as the surviving corporation and as a wholly-owned subsidiary of Coeur (the “Merger”).

Spin-Off

On April 17, 2015, prior to the Spin-Off, (i) Coeur made a loan to Paramount in the principal amount of $8.53 million and Paramount contributed substantially all of the proceeds of such loan to SpinCo as an equity contribution, and (ii) SpinCo issued to Coeur, in exchange for a cash payment by Coeur in the amount of $1.47 million, newly issued shares of SpinCo common stock amounting to 4.9% of the outstanding SpinCo common stock after issuance. Paramount and SpinCo then entered into the previously disclosed Separation Agreement, and Paramount completed the Spin-Off by paying a dividend to Paramount’s stockholders on a pro rata basis of all of the shares of SpinCo common stock then held by Paramount. A copy of the Separation Agreement is filed as Exhibit 2.3 hereto and is incorporated herein by reference.

As a result of the Spin-Off, former Paramount’s stockholders own approximately 95.1% of SpinCo, which is a standalone, publicly traded company, listed on the NYSE MKT LLC (the “NYSE MKT”) under the symbol “PZG”, and Coeur owns the remaining 4.9%.

Merger

On April 17, 2015, following the Spin-Off, Merger Sub and Paramount completed the Merger contemplated by the Merger Agreement, pursuant to which Merger Sub merged with and into Paramount, with Paramount continuing as the surviving corporation and a wholly-owned subsidiary of Coeur. Pursuant to the Merger Agreement, at the effective time, each issued and outstanding share of Paramount common stock, par value $0.001 per share, was converted into the right to receive 0.2016 shares of Coeur common stock, par value $0.01 per share (other than shares held by Coeur, Paramount or any wholly-owned subsidiary of either one), with cash paid in lieu of fractional shares (the “Merger Consideration”). Coeur issued approximately 32.7 million shares of Coeur common stock as consideration in the Merger. Based on the closing price of Coeur common stock on April 16, 2015 as reported on the New York Stock Exchange, the aggregate value of the consideration paid or payable to former holders of Paramount’s common stock is approximately $185.9 million.

As a result of the Merger, Paramount’s common stock will no longer remain listed on the NYSE MKT or the Toronto Stock Exchange.

Additional information regarding the Merger may be found in the press release issued by Paramount in connection with the announcement of the completion of the Merger, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The foregoing description of the Merger Agreement and the transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Original Merger Agreement, which was previously filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 2.1 to Paramount’s Current Report on Form 8-K dated December 18, 2014 and is incorporated by reference as Exhibit 2.1 to this Current Report on 8-K, and the Amendment, which was previously filed with the SEC as Exhibit 2.1 to Paramount’s Current Report on Form 8-K dated March 6, 2015, and is incorporated by reference as Exhibit 2.2 to this Current Report on 8-K.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger, trading in shares of Paramount’s common stock on the NYSE MKT will be suspended as of close of business on April 17, 2015. As a consequence of the Merger, Paramount expects that a Form 25 will be filed by the NYSE MKT on or around April 20, 2015 with the SEC to provide notification of the removal of the shares of Paramount common stock from listing on the NYSE MKT and from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Paramount intends to file a certificate on Form 15 with the SEC in due course to terminate the registration of the Company’s common stock under Section 12(g) of the Exchange Act and suspend its reporting obligations under Section 13 and Section 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information disclosed under Items 2.01, 3.01, 5.01, 5.02, and 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

In connection with the completion of the Merger, each share of Paramount common stock issued and outstanding immediately before the effective time of the Merger (other than shares held by Coeur, Paramount or any wholly-owned subsidiary of either one) was converted into the right to receive the Merger Consideration. At the effective time of the Merger, Paramount’s stockholders immediately before the effective time ceased to have any rights as stockholders in Paramount (other than their right to receive the Merger Consideration) and will instead have the rights of a stockholder in Coeur.

Item 5.01	Change in Control of Registrant.

The information disclosed under Items 2.01, 3.01, 3.03, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

At the effective time, as contemplated under the Merger Agreement, Merger Sub merged with and into Paramount, with Paramount continuing as the surviving corporation and a wholly-owned subsidiary of Coeur. The aggregate consideration paid in connection with the Merger consisted of approximately 32.7 million shares of Coeur common stock.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information disclosed under Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Pursuant to the Merger Agreement, at the effective time, Christopher Crupi, John Carden, Michel Yvan Stinglhamber, Robert Dinning, Eliseo Gonzalez-Urien, Christopher Reynolds, and Shawn Kennedy, who were members of the Company’s board of directors immediately prior to the effective time, and Christopher Crupi, Carlo Buffone, Glen Van Treek, and Michael Clancy, who were officers of the Company immediately prior to the effective time, ceased to be directors and officers of the Company. These actions were not a result of any disagreements with the Company on any matter relating to the Company’s operations, policies or practices.

Pursuant to the Merger Agreement, as a result of the Merger, the directors of Merger Sub immediately prior to the effective time of the Merger (Frank L. Hanagarne, Jr., Mitchell J. Krebs and Peter C. Mitchell) became the directors of the surviving corporation of the Merger, and the officers of Merger Sub immediately prior to the effective time of the Merger, including Mitchell J. Krebs-Chairman and President, Courtney R.B. Lynn-Vice President and Treasurer, Frank L. Hanagarne, Jr.- Vice President, Peter C. Mitchell-Vice President and Mark Spurbeck-Vice President, became the officers of the surviving corporation of the Merger.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed under Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

At the effective time, pursuant to the Merger Agreement, the certificate of incorporation and the bylaws of the Company were amended and restated in their entirety to be identical to the certificate of incorporation and the bylaws of the Merger Sub, as in effect at the effective time of the Merger. At the effective time, pursuant to the filing of a certificate of merger with the Secretary of State of the State of Delaware, the name of the Company was changed to “Coeur San Miguel Corp.” The certificate of incorporation and bylaws of Coeur San Miguel Corp. are included hereto as Exhibits 3.1 and 3.2, respectively, and incorporated by reference herein.

Item 8.01.	Other Events.

On April 17, 2015, Paramount issued a press release announcing the closing of the transactions contemplated by the Merger Agreement.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) List of Exhibits

Exhibit No.	Description
Exhibit 2.1	Agreement and Plan of Merger, dated as of December 16, 2014, among Coeur Mining, Inc., Hollywood Merger Sub, Inc., Paramount Gold and Silver Corp. and Paramount Nevada Gold Corp. (incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed on December 18, 2014).
Exhibit 2.2	Amendment to Agreement and Plan of Merger, dated as of March 3, 2015, among Coeur Mining, Inc., Hollywood Merger Sub, Inc., Paramount Gold and Silver Corp. and Paramount Nevada Gold Corp. (incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed on March 6, 2015).
Exhibit 2.3	Separation and Distribution Agreement, dated as of April 17, 2015, between Paramount Gold and Silver Corp. and Paramount Gold Nevada Corp.
Exhibit 3.1	Certificate of Incorporation of Coeur San Miguel Corp.
Exhibit 3.2	Bylaws of Coeur San Miguel Corp.
Exhibit 99.1	Press Release of Paramount dated April 17, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT GOLD AND SILVER CORP.

Date: April 17, 2015	By:	/s/ Christopher Crupi
	Name:	Christopher Crupi
	Title:	President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
Exhibit 2.1	Agreement and Plan of Merger, dated as of December 16, 2014, among Coeur Mining, Inc., Hollywood Merger Sub, Inc., Paramount Gold and Silver Corp. and Paramount Nevada Gold Corp. (incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed on December 18, 2014).
Exhibit 2.2	Amendment to Agreement and Plan of Merger, dated as of March 3, 2015, among Coeur Mining, Inc., Hollywood Merger Sub, Inc., Paramount Gold and Silver Corp. and Paramount Nevada Gold Corp. (incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed on March 6, 2015).
Exhibit 2.3	Separation and Distribution Agreement, dated as of April 17, 2015, between Paramount Gold and Silver Corp. and Paramount Gold Nevada Corp.
Exhibit 3.1	Certificate of Incorporation of Coeur San Miguel Corp.
Exhibit 3.2	Bylaws of Coeur San Miguel Corp.
Exhibit 99.1	Press Release of Paramount dated April 17, 2015.